Exhibit 10.2

                        OPTION AGREEMENT
                        ----------------

     This Option Agreement is entered into this 19th day of January, 1999 by and between AMJ Resources Corporation, a
Delaware Corporation ("AMJ") and TTI Industries, Inc., a Texas
Corporation ("TTI").

     In consideration of the premises, mutual covenants and other valuable consideration, the parties hereto, hereby agree as follows:

New Products
------------

1.   AMJ is the owner and developer of three new inventions:

     a)   Terminator Night Owl (flea trap)
     b)   Terminator Flower Trap (various insects trap)
     c)   Terminator Pyramid (fly trap),

     and is in the process of acquiring an exclusive license for the mouse trap portion of the Terminator Kitty. These products all require additional research and development efforts to bring them to market readiness. These inventions are hereinafter referred to jointly as "the Products".

2. AMJ hereby grants an exclusive option to TTI to acquire exclusive licensing rights to use, manufacture and sell the products when they are "market ready" on such terms as are mutually agreeable at a future date. This option shall expire 24 months from the date hereon. It is understood that AMJ may assign this obligation to a California Limited Partnership for the purpose of funding the research and development activities relating to these products. In such case AMJ warrants that, any assignment made to such Limited partnership shall protect the rights of TTI under this option granted.

Governing Law
-------------

     This Agreement shall be interpreted under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto, desiring to be legally bound have executed this Agreement the day and year first set out herein.

                                   AMJ Resources Corporation

                                   By: /s/ Debra Miller
                                      ---------------------------
                                        Debra Miller, President

                                   TTI Industries, Incorporated

                                   By: /s/ Frank Harrison
                                       ---------------------------
                                        Frank Harrison, President